UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 4, 2018
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CENTENNIAL RESOURCE DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47- 5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 SEVENTEENTH STREET, SUITE 1800
DENVER, COLORADO 80202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(720) 499-1400
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 31, 2018, Centennial Resource Production, LLC, a Delaware limited liability company (“CRP”) and a subsidiary of Centennial Resource Development, Inc., a Delaware corporation, entered into a Crude Oil Purchase and Sale Agreement (the “Purchase Agreement”) with ExxonMobil Oil Corporation (“ExxonMobil”), pursuant to which CRP agreed to sell specified quantities of crude oil to ExxonMobil at the prices listed in the Purchase Agreement. Pursuant to the terms of the Purchase Agreement, CRP will begin delivering up to 20,000 barrels of crude oil per day to ExxonMobil starting on January 1, 2019 (the “Commencement Date”), and this maximum daily quantity will increase on a quarterly basis throughout 2019. Starting on January 1, 2020, CRP will begin delivering 40,000 barrels of crude oil per day to ExxonMobil, and this daily quantity will increase for successive delivery periods pursuant to the terms of the Purchase Agreement until it reaches 75,000 barrels of crude oil per day in 2023. The Purchase Agreement contains certain allowances for deviations in the volume of crude oil that CRP deliveries to ExxonMobil in a given delivery period. The Purchase Agreement has a term of five years from the Commencement Date.
Pursuant to the Purchase Agreement, ExxonMobil will purchase crude oil delivered by CRP prior to January 1, 2020 at a per-barrel price that is based on the arithmetic average of the daily settlement price for “Light Sweet Crude Oil” Prompt Month future contracts reported by the New York Mercantile Exchange over the one-month period, as adjusted for certain transportation costs, a differential and other adjustments specified in the Purchase Agreement. From and after January 1, 2020, ExxonMobil will purchase crude oil delivered by CRP at a per-barrel price that is determined using three separate benchmark prices for crude oil, with adjustments for certain transportation costs, differentials and other adjustments, each as is set forth in greater detail in the Purchase Agreement.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Crude Oil Purchase and Sale Agreement, dated as of August 31, 2018, by and between Centennial Resource Production, LLC and ExxonMobil Oil Corporation*

* Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, which portions have been redacted and provided separately to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.
Date:	September 4, 2018
		By:	/s/ George S. Glyphis
		Name:	George S. Glyphis
		Title:	Chief Financial Officer, Treasurer and Assistant Secretary